UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2023

DBX ETF TRUST

(Exact name of registrant as specified in its charter)

Delaware	811-22487	30-1304361
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

875 Third Avenue

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 454-4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Xtrackers Net Zero Pathway Paris Aligned US Equity ETF	USNZ	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 15, 2023, the Regulation Staff (the “Staff”) of the NYSE provided written notice to DBX ETF Trust (the “Trust”) that it is not in compliance with the continued listing standard of NYSE Arca, Inc. (the “Exchange”) set forth in NYSE Arca Rule 5.2-E(j)(8)(e)(2)(C) that requires that after the twelve-month anniversary of initial listing on the Exchange, an ETF is required to maintain at least 50 beneficial holders. Xtrackers Net Zero Pathway Paris Aligned US Equity ETF (the “Fund”), a series of the Trust, was reported to have less than 50 beneficial shareholders as of August 3, 2023.

In accordance with Exchange procedures, the Trust submitted a written response to the Staff outlining the Trust’s plan to increase the number of shareholders of the Fund and regain compliance with Rule 5.2-E(j)(8)(e)(2)(C)). On September 1, 2023, the Staff granted the Trust’s request for an extension of time to comply and hasprovided up to a six-month “cure period” beginning on September 1, 2023. In order for the Fund to re-gain compliance during the “cure period,” the Trust will be required to demonstrate that the Fund has had at least 50 record or beneficial shareholders over a period of two consecutive months. If the Trust is unable to demonstrate that the Fund has at least 50 (record or) beneficial holders by the end of the “cure period,” the Staff may delist the Fund.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements may include words such as “anticipate,” “believe,” “may” and other words and terms of similar meaning, including in connection with any discussion of the timing or nature of future financial performance or other events. Such forward-looking statements are subject to certain risks and uncertainties, including whether the Trust is able to re-gain compliance with Exchange continued listing standards, whether the Fund is able to avoid potential delisting from the Exchange, and other factors disclosed by the Trust from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, the Trust’s actual results may differ materially from those indicated or implied by such forward-looking statements. Except as required by law, the Trust disclaims any obligation to publicly update such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DBX ETF Trust

Date:	September 6, 2023	By:	/s/Freddi Klassen
		Name:	Freddi Klassen
		Title:	President and Chief Executive Officer